Exhibit 10.10

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 10, 2007, by and among Gulf Western Petroleum Corporation, a Nevada corporation, with principal office located at 4801 Woodway Drive, Suite 306W, Houston, Texas 77056  (the “Company”), and Metage Funds Limited, 8 Pollen Street, London, England, W1S 1NG, and NCIM Capital Limited, 5th Floor, Manfield House, 1 Southampton Street, London, England WC2R OLR (each, a “Buyer,” and collectively, “Buyer”).

WHEREAS:

A.           In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell at the Closing (as defined in the Securities Purchase Agreement) to the Buyer (i)  senior secured convertible notes of the Company (such notes collectively, as they may be amended, restated or modified and in effect from time to time, the “Note”), which will be convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in accordance with the terms of the Note (the shares of Common Stock issuable upon conversion of the Note being referred to as the “Conversion Shares”), (ii) a warrant to purchase shares of Common Stock (such warrant, as the same may be amended, restated or modified and in effect from time to time, the “Warrant”; and the shares of Common Stock issuable upon exercise of the Warrant being referred to herein as the “Warrant Shares”); and (iii) 1,500,000 shares of Common Stock (the “Closing Shares”).

B.           To induce Buyer to execute and deliver the Securities Purchase Agreement, contemporaneously with the execution of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.           DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:
a.           “1934 Act” means, collectively, the Securities and Exchange Act of 1934, as amended, and the rules and regulations hereunder, or any similar successor statutes.

b.           “Additional Effectiveness Date” means the date an Additional Registration Statement is declared effective by the SEC.

c.           “Additional Filing Date” means the date on which an Additional Registration Statement is filed with the SEC.

d.           “Additional Filing Deadline” means, if Cutback Shares are required to be included in an Additional Registration Statement, the date that is the later of (i) the later of (A) six (6) months from the Initial Effectiveness Date or the last Additional Effectiveness Date, as applicable, and (B) sixty (60) days after substantially all of the Registrable Securities held by the Investors included in any Registration Statements previously declared effective hereunder have been sold and the Company has been informed of such sale pursuant to Section 4(d) hereof, or (ii) the first date on which the Company is permitted by the SEC to register such Cutback Shares.

e.           “Additional Registrable Securities” means, (i) any Cutback Shares not previously included in a Registration Statement and (ii) any shares of capital stock of the Company issued or issuable with respect to such Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of Note or exercises of the Warrant.

f.           “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

g.           “Additional Required Registration Amount” means the lesser of (i) any Cutback Shares not previously included in a Registration Statement, without regard to any limitations on conversions of the Note or exercises of the Warrant, and (ii) such number of Registrable Securities as the Company is permitted by the SEC to register as a secondary offering by an Investor.

h.           “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

i.           “Cutback Shares” means any of the Initial Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted by the SEC to be registered as a secondary offering by an Investor.

j.           “Effectiveness Date” means the Initial Effectiveness Date or an Additional Effectiveness Date, as applicable.

k.           “Effectiveness Deadline” means the Initial Effectiveness Deadline or an Additional Effective Deadline, as applicable.

l.           “Filing Deadline” means the Initial Filing Deadline (as defined below) or an Additional Filing Deadline, as applicable.

m.           “Initial Effectiveness Date” means the date the Initial Registration Statement is declared effective by the SEC.

n.           “Initial Effectiveness Deadline” means the date that is 120 days after the Closing Date or, if the Initial Registration Statement is subject to a full review by the staff of the SEC, the date that is 150 days after the Closing Date.

o.           “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

p.           “Initial Filing Deadline” means the date that is sixty (60) days after the Closing Date.

q.           “Initial Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Note , (ii) the Warrant Shares issued or issuable upon exercise of the Warrant; (iii) the Closing Shares and (iv) any shares of capital stock of the Company issued or issuable, with respect to the Note, the Conversion Shares, the Warrant, the Warrant Shares or the Closing Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Note or exercises of the Warrant.

r.           “Initial Required Registration Amount” means the lesser of (i) the sum of (A) the number of Conversion Shares issued or issuable pursuant to the Note as of the trading day immediately preceding the applicable date of determination, at the then prevailing Conversion Rate (as defined in the Note) and without regard to any limitations on conversions of the Note, (B) the number of Warrant Shares issued and issuable pursuant to the Warrant as of the trading day immediately preceding the applicable date of determination, without regard to any limitations on conversions of the Warrant and (C) the Closing Shares, or (ii) such maximum number of shares of Common Stock as the Company is permitted to register by the SEC.

s.           “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act pursuant to Section 2(a) hereof covering the Initial Registrable Securities.

t.           “Investor” means a Buyer or any permitted transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

u.           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

v.           “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

w.           “Registrable Securities” means the Initial Registrable Securities and any Additional Registrable Securities.

x.           “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

y.           “Required Holders” means the holders of at least two-thirds of the Registrable Securities, it being understood that “holders” for purposes of this definition shall not include the Company or any of its affiliates that subsequently acquire any of the Registrable Securities.

z.           “Required Registration Amount” means either the Initial Required Registration Amount or an Additional Required Registration Amount, as applicable.

aa.           “SEC” means the United States Securities and Exchange Commission.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.           REGISTRATION.

a.           Initial Mandatory Registration.  The Company shall prepare, and file by the Initial Filing Deadline, a Registration Statement on Form S-3 covering the resale of the Initial Registrable Securities as a secondary offering by the Investors.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.  The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of date the Registration Statement is initially filed with the SEC (subject to subsequent reduction if directed by the staff of the SEC).  The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC by the Initial Effectiveness Deadline.  In the event that the staff of the SEC does not permit any part of the Initial Registrable Securities to be registered as a secondary offering by the Investors (as opposed to a primary offering by the Company), the Company shall not be deemed to be in breach of this Section 2(a), but rather Section 2(b) shall apply to the Initial Registrable Securities.

b.           Additional Mandatory Registrations  The Company shall prepare, and, as soon as practicable, but in no event later than each Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of the Additional Registrable Securities as a secondary offering by the Investors not previously registered on a Registration Statement hereunder.  To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement as a secondary offering by the Investors, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2(e).  Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount as of date the Registration Statement is initially filed with the SEC.  The Company shall use commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable following the filing thereof, but in any event not later than 90 days following the filing thereof, or, if the Additional Registration Statement is subject to a full review by the staff of the SEC, the date that is 120 days after the filing thereof (an “Additional Effectiveness Deadline”).  Such requirement to file an Additional Registration Statement shall terminate on the date as of which the Investors may sell all of such Additional Registrable Securities without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act, as such rule may be amended from time to time, or such shares are otherwise eligible for resale without the requirement for compliance with Rule 144(e), as such rule may be amended from time to time

c.           Allocation of Registrable Securities.  The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.  In no event shall the Company include any securities other than Registrable Securities in any Registration Statement without the prior written consent of the Required Holders.

d.           Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”).

e.           Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form SB-2 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 (by post-effective amendment to the existing Registration Statement, or otherwise) as soon as such form is available for such registration, provided that the Company shall maintain the effectiveness of the existing Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

f.           Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

i.           If (i) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 2(a) or Section 2(b) of this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(q))) pursuant to such Registration Statement (including because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock, as determined in accordance with Section 2(e)), then, as liquidated damages to any holder of Note or Warrant by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to such holder an amount in cash equal to the product of (i) the sum of (A) the principal amount of the Note held by such holder and (B) the total Aggregate Exercise Price (as defined in the Warrant) of all Warrant held by such holder, multiplied by (ii) the sum of (A) 0.01, if such Registration Statement is not filed by the applicable Filing Deadline, plus (B) 0.01, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (C) the product of (I) 0.000333 multiplied by (II) the sum (without duplication) of (x) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (z) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of all the Registrable Securities required to be included on such Registration Statement pursuant to Section 2(e); provided, however, that in no event shall such liquidated damages exceed an aggregate of $150,000.

ii.           The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.”  Registration Delay Payments shall be paid on the earlier of (I) the fifth Business Day of the calendar month following the month during which the Registration Delay Payment are incurred and (II) fifth Business Day after the event or failure giving rise to the Registration Delay Payments is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of the lesser of 18.0% per annum (prorated monthly and for partial months) or the highest lawful interest rate, in each case, until paid in full.  Such payments shall constitute an Investor’s exclusive monetary remedy for such events.

3.            RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(b), the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.           The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline).  No later than the first Business Day after such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.  The Company shall keep each Registration Statement effective at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act, as such rule may be amended from time to time, or such shares are otherwise eligible for resale without the requirement for compliance with Rule 144(e) (and assuming the Investors do not enter into hedging transactions with respect to the Shares), as such rule may be amended from time to time or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement and given the notice to the Company required by Section 4(d) hereof (the “Registration Period”).  Such Registration Statement (including any amendments or supplements thereto and any prospectuses (preliminary, final, summary or free writing) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  The term “commercially reasonable efforts” shall mean, among other things, that the Company shall submit to the SEC, within a reasonable time after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-QSB, Form 10-KSB or any analogous report under the 1934 Act, or for any other reason due to the inability of the Company to incorporate by reference information into the Registration Statement, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within seven Business Days after the 1934 Act report is filed, or other event occurs, which created the requirement for the Company to amend or supplement such Registration Statement.

c.           The Company shall (A) permit Legal Counsel to review and comment upon (i) the Initial Registration Statement at least three Business Days prior to its filing with the SEC, and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or 10-KSB, Quarterly Reports on Form 10-Q or 10-QSB, and Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel.

d.           The Company shall notify each Investor whose Registrable Securities are included in any Registration Statement: (i) promptly after the same, and promptly after any amendment(s) thereto, are prepared and filed with the SEC and (ii) upon the effectiveness of any Registration Statement.  The Company shall provide a copy to each Investor, free of charge, of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.           The Company shall use commercially reasonable efforts to (i) to register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities laws of the United States, (ii) prepare and file, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e) or (y) subject itself to general taxation in any such jurisdiction.  The Company shall promptly notify Legal Counsel in writing and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.           The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly after the ascertainment of material facts and circumstances, prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver at least one copy of such supplement or amendment to Legal Counsel and each Investor.  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.           The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.           At the reasonable request (in the context of the securities laws) of any Investor, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector and Investor shall agree in writing in a form reasonably requested by the Company, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge.  Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

i.           The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or is otherwise required by the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j.           The Company shall use commercially reasonable efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

k.           The Company shall cooperate with the Investors who hold Registrable Securities being offered and sold and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(k).

l.           The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

m.           If requested by an Investor, the Company shall (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement as reasonably requested by such Investor.

n.           The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

o.           The Company and Investor shall otherwise use their respective commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

p.           Within a reasonable time after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(r) and any subsequent notices to such new transfer agent.

q.           Notwithstanding anything to the contrary in Section 3(f), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that (A) no Grace Period shall exceed 30 consecutive days, (B) during any 365-day period, such Grace Periods shall not exceed an aggregate of 60 days and (C) the first day of any Grace Period must be at least five Trading Days after the last day of any prior Grace Period (a Grace Period that satisfies all of the requirements of this Section 3(q) being referred to as an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the provisions of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

4.            OBLIGATIONS OF THE INVESTORS.

a.           At least ten Business Days prior to the first anticipated filing date of a Registration Statement and at least ten Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.           Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.           Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(b), Section 3(g) or the first sentence of Section 3(f), or written notice from the Company of an Allowable Grace Period, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required or that the Allowable Grace Period has ended.

d.           In order for the Company to satisfy its obligations with respect to the Additional Filing Deadline and to satisfy the requirements of Section 3(a) hereof, each Investor shall be obligated to provide written notice to the Company of any sale that such Investor makes using the Registration Statement.  Such notice shall include the date of the sale, the amount of Registrable Securities sold and the amount of Registrable Securities included in the Registration Statement that such Investor continues to hold.  If an Investor fails to comply with the requirements of this Section 4(d), the Company shall not be liable to such Investor for any potential liquidated damages resulting from Section 2(g) hereof.

5.            EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6.            INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.           To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities laws of the United States, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final, summary or free writing prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be required to pay the fees and expenses of more than one legal counsel for all Investors.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply to: (i) a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(d), (ii) any Claim if the Indemnified Person failed to deliver a final or preliminary prospectus as required by the 1933 Act, and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.           In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor, or such Investor’s representatives, expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim provided, however, that the Investors shall not be required to pay the fees and expenses of more than one legal counsel for the Company.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

c.           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be.  In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Company, if it is the Indemnifying Party, shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding at least 2/3 in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.           The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.            CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited to an amount equal to the amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such seller has otherwise been required to pay in connection with such sale.

8.            REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.           make and keep public information available, as those terms are understood and defined in Rule 144;

b.           file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.           furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

9.            ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.            MISCELLANEOUS.

a.           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Gulf Western Petroleum Corporation
4801 Woodway Drive
Suite 306 W
Houston, TX  77056
Telephone: (713) 355-7001
Facsimile: (713) 979-3728
Attention: Donald L. Sytsma

If to the Buyer:

Metage Funds Limited
8 Pollen Street,
London, England W1S 1NG
Attention: Tom Sharp
Facsimile: 44-20-7318-5271

HSBC Bank Plc
c/o Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Attention:  ________________
Fax:  ____________________

or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least 5 days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, Borough of Manhattan, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.           This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.           Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.           This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

i.           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.           All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the Note and the Warrant then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Note or the exercise of the Warrant and, in the case of the Note, of the then-prevailing Conversion Price.  Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.           Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m.           This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6(a) and 6(b) hereof, each Investor, the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act and the 1934 Act and each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act and the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n.           The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

o.           Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement or the Securities Purchase Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

******

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:

GULF WESTERN PETROLEUM CORPORATION

By:	/s/ Wm. M. Cox
Name:	Willaim M. Cox
Title:	Chairmand and CEO

[Additional signature page follows]

Signature Page to Registration Rights Agreement

BUYER:

METAGE FUNDS LIMITED

By:	/s/ Tom Sharp
Name:	Tom Sharp
Title:	Investment Manager

NCIM LIMITED

By:	/s/ J.M. Roberts
Name:	J.M. Roberts
Title:	Manager

Signature Page to Registration Rights Agreement

EXHIBIT A
FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[TRANSFER AGENT]
Attn:

Re:           Gulf Western Petroleum Corporation

Ladies and Gentlemen:

We are counsel to Gulf Western Petroleum Corporation, a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders senior secured convertible Note (the “Note”), convertible into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and Warrant to purchase shares of Common Stock, subject to adjustment (the “Warrant”).  Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant, under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form [S-__] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone [that we have confirmed through the SEC’s website] that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC.

Very truly yours,

[ISSUER’S COUNSEL]

By: